UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On February 26, 2014, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated February 25, 2014 with regard to the acquisition of a 200-unit apartment complex encompassing 246,612 rentable square feet located in St. Louis, Missouri (“Lofts at the Highlands”). The Company hereby amends the Form 8-K dated February 25, 2014 to provide the required financial information related to its acquisition of Lofts at the Highlands.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: April 9, 2014	BY:	/s/ DAVID E. SNYDER
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Lofts at the Highlands for the year ended December 31, 2013, and the related notes to the financial statement.
Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Lofts at the Highlands' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
April 9, 2014

LOFTS AT THE HIGHLANDS
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013
(in thousands)

Revenues:
Rental income	$3,355
Other income	153
Total revenues	3,508
Expenses:
General and administrative	260
Salaries and wages	246
Repairs and maintenance	199
Real estate tax and insurance	121
Utilities	119
Total expenses	945
Revenues over certain operating expenses	$2,563
See accompanying notes.

LOFTS AT THE HIGHLANDS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On February 25, 2014, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”), through an indirect wholly owned subsidiary, KBS Legacy Partners Lofts, LLC purchased a 200-unit apartment complex (“Lofts at the Highlands”) from Highlands Lofts, LLC (the “Seller”). The Seller is not affiliated with KBS Legacy Partners REIT or its advisors. Lofts at the Highlands is located in St. Louis, Missouri on approximately 2.8 acres of land. The purchase price of Lofts at the Highlands was $41.8 million plus closing costs.
KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Lofts at the Highlands is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Lofts at the Highlands. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Lofts at the Highlands.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Lofts at the Highlands was acquired from an unaffiliated party and (ii) based on due diligence of Lofts at the Highlands by KBS Legacy Partners REIT, management is not aware of any material factors relating to Lofts at the Highlands that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Lofts at the Highlands leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Other income consists of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees and are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

LOFTS AT THE HIGHLANDS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2013

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, Lofts at the Highlands may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
Management is not aware of any material environmental liabilities relating to Lofts at the Highlands that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Lofts at the Highlands could result in future environmental liabilities.

5.	SUBSEQUENT EVENTS
KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying statements of revenues over certain operating expenses were issued on April 9, 2014.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2013, the related consolidated statement of operations, stockholders' equity, cash flows for the year ended December 31, 2013, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of and for the year ended December 31, 2013 have been included in KBS Legacy Partners REIT's prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and the notes thereto of Lofts at the Highlands, which are included herein.
The following unaudited pro forma balance sheet as of December 31, 2013 has been prepared to give effect to the acquisition of Lofts at the Highlands as if the acquisition occurred on December 31, 2013.
The following unaudited pro forma statement of operations for the year ended December 31, 2013 has been prepared to give effect to the acquisitions of Lofts at the Highlands as if the acquisition occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Lofts at the Highlands been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2013
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Lofts at the Highlands (b)
Assets
Real estate:
Land	$42,363	$3,000	(c)	$45,363
Buildings and improvements	301,857	32,486	(c)	334,343
Tenant origination and absorption costs	249	510	(c)	759
Total real estate, cost	344,469	35,996		380,465
Less accumulated depreciation and amortization	(13,429)	—		(13,429)
Total real estate, net	331,040	35,996		367,036
Cash and cash equivalents	36,698	(10,491)		26,207
Restricted cash	4,454	—		4,454
Deferred financing costs, prepaid expenses and other assets	5,974	2,981	(c)(d)	8,955
Total assets	$378,166	$28,486		$406,652
Liabilities and stockholders’ equity
Notes payable	$242,856	$29,055		$271,911
Accounts payable and accrued liabilities	5,040	—		5,040
Due to affiliates	2,670	—		2,670
Distributions payable	1,054	—		1,054
Other liabilities	725	—		725
Total liabilities	252,345	29,055		281,400
Commitments and contingencies
Redeemable common stock	4,761	—		4,761
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 19,196,501 shares issued and outstanding	192	—		192
Additional paid-in capital	161,328	—		161,328
Cumulative distributions and net losses	(40,460)	(569)	(e)	(41,029)
Total stockholders’ equity	121,060	(569)		120,491
Total liabilities and stockholders’ equity	$378,166	$28,486		$406,652

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
as of December 31, 2013

(a)	Historical financial information derived from KBS Legacy Partners REIT’s annual report on Form 10-K as of December 31, 2013.

(b)
Represents the acquisition of Lofts at the Highlands. The purchase price of Lofts at the Highlands was $41.8 million plus closing costs. This amount was funded through the assumption of a U.S. Housing and Urban Development Section 221d(4) (“HUD”) loan with a balance of $32.0 million at acquisition and proceeds from KBS Legacy Partners REIT’s public offerings. KBS Legacy Partners REIT recorded the HUD loan assumed at an estimated fair value of $29.1 million, which includes a discount on note payable due to below-market interest rate of $2.9 million.

(c)
KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. Additionally, the property is subject to certain property tax abatement through 2030. The estimated fair value of the property tax abatement is $2.9 million and recorded as deferred financing costs, prepaid and other assets. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents loan fees incurred of $0.1 million in conjunction with the related financing. Also, see note (c) above.

(e)
Represents direct and incremental closing costs (including acquisition fees and expenses) related to the acquisition of Lofts at the Highlands which are not reflected in KBS Legacy Partners REIT's historical balance sheet.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

	KBS Legacy Partners Apartment REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Lofts at the Highlands
Revenues:
Rental income	$32,825	$3,508	(b)	$36,333
Total revenues	32,825	3,508		36,333
Expenses:
Operating, maintenance, and management	8,500	824	(c)	9,324
Real estate taxes and insurance	4,496	121	(d)	4,617
Asset management fees to affiliate	2,670	420	(e)	3,090
Property management fees to affiliate	207	35	(f)	242
Real estate acquisition fees and expenses to affiliate	1,186	—		1,186
Real estate acquisition fees and expenses	981	—		981
General and administrative expenses	2,199	—		2,199
Depreciation and amortization	12,366	1,578	(g)	13,944
Interest expense	8,000	1,228	(h)	9,228
Total expenses	40,605	4,206		44,811
Other income:
Interest income	35	—		35
Net loss	$(7,745)	$(698)		$(8,443)
Net loss per common share, basic and diluted	$(0.44)			$(0.45)
Weighted-average number of common shares outstanding, basic and diluted	17,649,883			18,783,427	(i)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Represents base rental income, operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

(c)
Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

(d)
Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013, based on management's estimates.

(e)
Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto (but excluding any acquisition fees related thereto). On August 14, 2013, the Company and the Advisor entered into an amendment to the advisory agreement between the parties. The amendment reduces the asset management fee payable by the Company to the Advisor with respect to investments in real estate to a monthly fee equal to the lesser of one-twelfth of (i) 1.0% of the amount paid or allocated to fund the acquisition, development, construction or improvement of the property (whether at or subsequent to acquisition), including acquisition expenses and budgeted capital improvement costs (regardless of the level of debt used to finance the investment), and (ii) 2.0% of the amount paid or allocated to fund the acquisition, development, construction or improvement of the property, including acquisition expenses and budgeted capital improvement costs, less any debt used to finance the investment. The amount paid includes any portion of the investment that was debt financed.

(f)
Represents property management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013 had the asset been acquired on January 1, 2013. In conjunction with the acquisition of Lofts at the Highlands, KBS Legacy Partners REIT entered into a Property Management-Account Services Agreement with Legacy Partners Residential L.P. (“LPR”), an affiliate of KBS Legacy Partners REIT's sub-advisor, to provide account maintenance and bookkeeping services to Lofts at the Highlands. Under this agreement, KBS Legacy Partners REIT will pay LPR a monthly fee in an amount equal to 1.0% of the property's gross monthly collections.

(g)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 40 years for the building, 20 years for site improvements and five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on the property tax abatement asset is recognized using the straight-line method over the property tax abatement period.

(h)
Represents loan fee amortization, discount on note payable amortization and interest expense incurred on a $32.0 million U.S. Housing and Urban Development Section 221d(4) loan secured by Lofts at the Highlands (the “Lofts at the Highlands Mortgage Loan”). The Lofts at the Highlands Mortgage Loan bears interest at a fixed rate of 3.40% and matures on August 1, 2052.

(i)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS Legacy Partners REIT's initial public offering used to complete the acquisitions were raised as of January 1, 2013 and KBS Legacy Partners REIT received a gross offering price of $10 per share.